UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.
 (Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 226-4555
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period:  March 31, 2016

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2016

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds

Advised by Fiduciary Management, Inc.
www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	2
Schedule of Investments	7
Industry Sectors	9

FMI Common Stock Fund
Shareholder Letter	10
Schedule of Investments	15
Industry Sectors	17

FMI International Fund
Shareholder Letter	18
Schedule of Investments	24
Schedule of Forward Currency Contracts	26
Industry Sectors	27

Financial Statements
Statements of Assets and Liabilities	28
Statements of Operations	29
Statements of Changes in Net Assets	30
Financial Highlights	31
Notes to Financial Statements	33

Additional Information	38
Expense Example	39
Advisory Agreements	40
Disclosure Information	43

FMI
Large Cap
Fund

March 31, 2016

Dear Fellow Shareholders:

The FMI Large Cap Fund returned 3.39% in the March quarter, compared to the benchmark Standard & Poor’s 500 Index return of 1.35%.  Sectors that outperformed the benchmark included Producer Manufacturing, Retail Trade and Health Technology.  On the negative side of the ledger, Energy Minerals, Utilities, Distribution and Consumer Services hurt relative performance.  PACCAR, Berkshire Hathaway and Dollar General all contributed positively to the quarter, while Devon Energy, AmerisouceBergen and eBay lagged.  Oil and a number of other commodities, whose prices have been collapsing over most of the past eighteen months, rebounded to varying degrees in the second half of the quarter.  Growth stocks, which led the market advance over the past seven years, took a breather in the quarter; value stocks, including Fund portfolios, generally outperformed.  Valuations started to become more interesting in January as markets came under pressure, but central banker’s sugar once again lifted stocks in February and March.  Unfortunately, fundamentals, as measured by revenue and earnings growth, remain quite weak.  Standard & Poor’s 500 Index (S&P 500) median GAAP1 sales and earnings growth rates in 2015 were 0.8% and minus 0.8%, respectively.  Goldman Sachs calculated final 2015 S&P 500 adjusted sales and earnings per share (EPS) growth, excluding financials and utilities, of minus 3.8% and minus 11.0%, respectively.

As measured by the Dow Jones Industrial Average, the current bull market, lasting over seven years without a 20% decline, is the third longest on record (see nearby chart).  This market was starting to break apart last year and into January of this year, with energy, commodity and industrial-related stocks moving into bear territory.  Smaller capitalization stocks, and even some of the big winners over the past cycle such as health care and biotech, were slipping.  An intra-quarter drop of nearly 30% in the NASDAQ Biotech Index, as well as high profile stock declines from the likes of Valeant, Micron, LinkedIn and Twitter, seemed to indicate the bear was upon us, but soothing comments from the Fed and the European Central Bank (including negative interest rates) have, at least for now, put the bull back in charge.

1  Generally accepted accounting principles

We would like to embrace easy monetary and fiscal policies, except for the small issue that they don’t seem to work.  How many years of well-below-par growth, despite unprecedented stimulus, do we need to reach this conclusion?  Apparently a decade is not long enough.  In a recent market commentary from Dr. Marc Faber, noted value investor and long-time Barron’s round table participant, he used the following chart, which depicts the rising line, debt-to-GDP,2 juxtaposed to the declining line, 10-year productivity growth, to show that we are pushing on a string.

Debt levels go up, growth comes down.  GDP remains largely locked in a 0-2% channel.  The textbooks say it’s not supposed to happen, but rather than explore why this is so, our leaders come back year after year and say “We haven’t done enough.”  Dr. Faber infers the psychological parallel between the academics running the Fed and college professors, by quoting the famous writer and German statesman Johan von Goethe (1749-1832), in a book by Johannes Eckermann (published in 1836), on why professors ignore alternative theories:

This is not to be wondered at; such people continue to error because they are indebted to it for their existence. They would have to learn everything over again, and that would be very inconvenient […] They do not prove the truth, nor is such the intention; the only point with these professors is to prove their own opinion.

One alternative theory to the prevailing conventional wisdom is that unnaturally low interest rates distort economic agents’ behavior.  Companies, for example, buy back stock and engage in dubious merger and acquisition activity rather than expand their capital investments, research and development spending and hiring.  Suppressed interest rates may thus retard, rather than enhance, economic growth.  Governments generally believe spending generates economic expansion, but they fail to measure the true cost of this effort, which inevitably appears to exceed the headline benefit.  Data across a large number of countries seems to support the notion that government spending is generally beneficial up to the level at which such spending constitutes roughly 15-18% of GDP.  Spending on infrastructure, protection, and other public goods enhances overall economic growth up to a point, and then additional outlays appear to restrain growth as the bureaucracy expands.  All government spending, including federal, state and local, has grown dramatically over the past fifteen years and is approximately 38% of GDP in the U.S. today.  We have discussed these issues at length in previous letters so we won’t dwell on them here, other than to observe that nobody is doing much to reduce the size of the government.

The fact that we have low growth is about the only thing on which most people can agree.  The rising level of angst and the emergence of populist firebrand politicians are not emblematic of an economy that is satisfying the masses.  Unfortunately, this pattern is all too common around the world as global economic growth estimates continue to wane.  It is particularly interesting to observe how the Chinese are handling a lack of growth in their economy.  How are they keeping the masses from stirring?  Like Putin’s Russia, there is an old fashioned crackdown on dissent and a nationalistic surge.  Additionally, the Chinese are plying stimulus maneuvers again, but the level of debt in that economy is already alarmingly high (190-340% of GDP, depending who is doing the measuring).  The government tacitly admitted they have a problem as regulators tried recently to foster debt for equity swaps out of some $200 billion in bad bank debt.  It is widely recognized that China’s banking system is at least $34 trillion in size (up from approximately $3 trillion ten years ago) and it continues to grow rapidly ($525 billion in January) despite increasing bad debts and a slowing economy.  Kyle Bass, a highly regarded hedge fund investor, believes that in the current cycle China will experience losses of $3.5 trillion, or roughly 10% of assets and 30% of GDP, which happens to be the same loss rate experienced in the 1998-2001 credit cycle.  To put this into context, U.S. banks lost about $650 billion in the great financial crisis of 2007-2009.

2  Gross Domestic Product

It’s no coincidence that the dramatic economic slowing China has experienced in the past eighteen months has had a significant drag on U.S. industrial and commodity businesses.  Even though we saw the China problems coming, it affected some of our companies more than we thought.  It’s a further reminder of the degree to which global economies are intertwined.  Unfortunately, and despite the recent sharp stock market rally, China may not have hit bottom yet, if Mr. Bass is correct.  Until valuations are more attractive, we will stay cautious about having a significant percentage of investments in businesses exposed to the producer side of the Chinese economy.  Longer-term, we remain optimistic about consumer growth, but we would not be surprised if even that side of the Chinese economy takes a breather.

Before turning to a couple of individual investments, we’d like to revisit the word optimism. We sometimes get chided for not being optimistic enough.  From one perspective, however, it is irrelevant.  How we feel isn’t going to change what actually happens to individual stocks, the market or anything else.  From another perspective, optimism, if already reflected in the stock price or the market, is actually a dangerous thing.  For many, if not most stocks, that is the issue today.  Generally speaking, we are going to be more optimistic if valuations are lower.  If pro-growth fiscal and sensible monetary policies are increasing in prevalence, we will be more optimistic.  That is not happening today.  Finally, optimism is far less important in the investment business than realism or common sense.  We have recently seen investors who have been highly optimistic about various stocks back up this sentiment by taking truly outsized positions that have subsequently collapsed.  Our modus operandi has always been to take prudent risks, and be highly sensitive to what can go wrong before dreaming about what can go right.

Expeditors International of Washington Inc. (EXPD)
(Analyst: Rob Helf)

Description

Seattle-based Expeditors is a $9.0 billion market cap global freight forwarder.  The company transformed itself in the 1980s from a forwarder focused solely on airfreight from Asia to the U.S., to an organization that offers a suite of services, including ocean freight consolidation and forwarding, customs brokerage and multi-modal shipping on a global basis.

Good Business

•	Expeditors is a leading provider of international freight forwarding and logistics services.
•	The company benefits from the growth of global trade and complex supply chains.
•	The business model is asset-light, as the company owns no planes or ships, and relies on capacity owners to move the freight.
•	Expeditors has built a superior global business platform through organic growth, a first-rate internally built information technology platform, and committed professionals.
•	The company has ample opportunity to grow as it generates $9 billion in gross revenues, which represents only 5% of the $175 billion fragmented air and ocean freight market.
•	The company has an outstanding track record of growth in both sales and profits.
•
The business model generates strong returns on invested capital (ROIC) and cash flow.  Excluding the sizeable cash on the balance sheet, Expeditors’ ROIC is over 30%.  The company is aggressively returning 100% of income through share repurchases and dividends.

•	The balance sheet is in terrific shape with $4.50 per share in cash, and no debt.

Valuation

•	Expeditors trades at 1.2 times enterprise value-to-sales (EV/Sales) and 20 times EPS. Ex cash, it trades at 18 times EPS.
•	Historically, the stock has traded at a 10-year average of 1.45 times EV/Sales and 31 times EPS.
•	The shares trade at a discount to the market and its peer group.

Management

•
Jeffrey Musser is President and Chief Executive Officer.  He succeeded long-time CEO and founder Peter Rose in March 2014.  Prior to becoming CEO, Mr. Musser was Chief Information Officer.  His elevation to the CEO role speaks to the importance of technology at the company. He is a Director, and has been with Expeditors since 1983.

•	Brad Powell is Chief Financial Officer. He joined the company in 2008 and was elected Senior Vice President and CFO in 2012. Prior to joining Expeditors, Mr. Powell was CFO of Eden Bioscience.

•	Robert Wright is Chairman of the Board, and an Independent Director, since 2010.
•	Many of the senior executives have tenures that are over twenty years with Expeditors.

Investment Thesis

Expeditors International is a superior business, with better-than-average growth and very high ROIC and free cash flow. The investment “moat” is created by matching complex global freight requirements with asset-owner capacity, using information technology and long-standing business relationships. Worries about Asia and China are certainly real, however, we feel that the market may be failing to fully understand that Expeditors is now a truly global business platform with many avenues of potential growth. The shares trade at a discount to historical averages, and to the overall market.

Twenty-First Century Fox Inc. (FOX) – Cl B
(Analyst: Dan Sievers)

Description

21st Century Fox Inc. (“Fox”) is a global media company. For 2016, Fox will report in three principle segments:  Cable Network Programming, Filmed Entertainment, and Television. Cable Network Programming generated $13.8 billion in 2015 revenue led by (top six properties) Fox Regional Sports Networks, Fox International Channels, Fox News, FX, Star India, and Fox Sports 1. Filmed Entertainment generated $5.7 billion in 2015 revenue from films, home video, and television production and syndication. Television generated $4.9 billion in 2015 revenue from the Fox Broadcast Network as well as 28 owned and operated stations, including 17 Fox affiliates (13 of the top 15 designated market areas).  Fox also owns 39% of SKY-GB, 33% of HULU, 50% of Endemol Shine, 30% of Tata Sky, and other non-consolidated assets.

Good Business

•
Fox’s domestic cable network value resides mainly in four properties (Fox News, Fox Regional Sports Networks, FX, and Fox Sports 1). Each channel has unique content and brand equity for which its viewers are willing to pay (even directly). Establishing investments in Fox Sports 1 have been lossmaking, with first profits expected in 2016-2017. Advertising dependence is relatively low. Recurring revenue is high.

•
The company has spent decades building networks that occupy coveted channel slots in international Pay TV systems, where subscriber growth is strong. For example, “Fox Sports” is often said to be “the ESPN” of Latin America.

•
Star India has approximately 25% of Indian viewership share (much higher in sports) in a large and growing roughly 150 million-household Pay TV system, though recent heavy sports investment left Star India lossmaking in 2015. This asset alone could contribute $1 billion in incremental EBITDA[3] within 5-7 years.

•
Fox Broadcast’s ratings share fell dramatically with the decline in popularity of American Idol that began in 2011. Recently, Fox Broadcast network lost money, even after receiving reverse retransmission fees from affiliates.  Fox’s owned and operated stations are nicely profitable. Retransmission fees are growing rapidly, and a minor recovery in ratings share could result in significant earnings additions. Fox’s spectrum assets have been mostly ignored, but have value.

•	The company’s library of owned content is rising in value, thanks to streaming video-on-demand services.

Valuation

•
When reasonable adjustments are made for major non-consolidated stakes in SKY, HULU, Endemol Shine, and Tata Sky (ignoring smaller stakes), Fox appears to trade for 10.1 times EPS, 9.0 times enterprise value-to-EBIT[4] and an attractive 1.99 times EV/Sales vs. a 22.1% EBIT margin expected in fiscal year 2016.

•	On a sum-of-the-parts basis, we believe the stock is worth over $40 per share, offering over 50% upside.

Management

•
The Murdoch family directly controls approximately 40% of the voting interest in Fox.  James Murdoch (42) is Chief Executive Officer.  Rupert Murdoch (84) and Lachlan Murdoch (44) are both listed as Executive Chairmen.  Chase Carey (61) is Executive Vice Chairman.  An activist investor, ValueAct, controls 6% of the vote and holds a board seat.

3  Earnings before interest, taxes, depreciation and amortization
4  Enterprise value-to-earnings before interest and taxes

•
While Rupert Murdoch has occasionally acquired trophy assets, Fox should also be credited for the creation of an impressive global portfolio of media assets. James Murdoch may prove less imperious than Rupert.

Investment Thesis

Valuation aside, it would be difficult to identify a finer portfolio of global media assets than those owned by Fox.  Its operating income margins are very likely to increase over the next several years -- something that cannot be said for many traditional peer companies. Having fallen 30% from December 2014 highs amidst domestic Pay TV pessimism (and foreign exchange headwinds), we feel that Fox’s shares present an excellent entry point for long-term contrarian investors, as the market is failing to assign value to a variety of the company’s assets that generated temporary losses in 2015, as well as assets that are unconsolidated and do not contribute operating earnings at present.

Thank you for your confidence in the FMI Large Cap Fund.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 92.3% (a)

COMMERCIAL SERVICES SECTOR — 4.3%
	Advertising/Marketing Services — 4.3%
4,005,000	Omnicom Group Inc.	$280,216,878	$333,336,150

CONSUMER DURABLES SECTOR — 3.1%
	Tools & Hardware — 3.1%
2,260,000	Stanley Black & Decker Inc.	223,268,741	237,774,600

CONSUMER NON-DURABLES SECTOR — 9.5%
	Food: Major Diversified — 7.1%
21,678,000	Danone S.A. - SP-ADR	298,492,585	308,044,380
3,236,000	Nestle’ S.A. - SP-ADR	156,015,159	241,437,960
		454,507,744	549,482,340
	Household/Personal Care — 2.4%
4,152,000	Unilever PLC - SP-ADR	165,811,314	187,587,360

CONSUMER SERVICES SECTOR — 10.4%
	Cable/Satellite TV — 4.7%
5,997,000	Comcast Corp. - Cl A	329,507,695	366,296,760

	Media Conglomerates — 2.6%
4,107,000	Twenty-First Century Fox Inc. - Cl A	108,395,700	114,503,160
3,002,000	Twenty-First Century Fox Inc. - Cl B	83,344,869	84,656,400
		191,740,569	199,159,560
	Other Consumer Services — 3.1%
10,031,000	eBay Inc.*	239,082,111	239,339,660

DISTRIBUTION SERVICES SECTOR — 1.6%
	Medical Distributors — 1.6%
1,420,000	AmerisourceBergen Corp.	39,660,832	122,901,000

ELECTRONIC TECHNOLOGY SECTOR — 3.4%
	Electronic Components — 3.4%
4,323,000	TE Connectivity Ltd.	95,793,918	267,680,160

ENERGY MINERALS SECTOR — 2.0%
	Oil & Gas Production — 2.0%
5,710,000	Devon Energy Corp.	318,643,850	156,682,400

FINANCE SECTOR — 12.7%
	Financial Conglomerates — 2.4%
3,084,000	American Express Co.	107,221,719	189,357,600

	Major Banks — 6.2%
7,506,000	Bank of New York Mellon Corp.	165,860,462	276,445,980
5,455,000	Comerica Inc.	157,309,195	206,580,850
		323,169,657	483,026,830
	Property/Casualty Insurance — 4.1%
9,068,000	Progressive Corp.	224,159,777	318,649,520

HEALTH SERVICES SECTOR — 4.9%
	Managed Health Care — 4.9%
2,985,000	UnitedHealth Group Inc.	214,002,762	384,766,500

INDUSTRIAL SERVICES SECTOR — 3.8%
	Oilfield Services/Equipment — 3.8%
4,032,000	Schlumberger Ltd.	267,302,780	297,360,000

PROCESS INDUSTRIES SECTOR — 3.4%
	Chemicals: Agricultural — 3.4%
15,702,000	Potash Corp. of Saskatchewan Inc.	522,733,124	267,248,040

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 92.3% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 13.6%
	Industrial Conglomerates — 9.4%
945,000	3M Co.	$56,696,976	$157,465,350
2,647,000	Berkshire Hathaway Inc. - Cl B*	181,521,445	375,556,360
1,759,000	Honeywell International Inc.	166,021,517	197,095,950
		404,239,938	730,117,660
	Industrial Machinery — 1.1%
750,000	Rockwell Automation Inc.	78,911,931	85,312,500

	Trucks/Construction/Farm Machinery — 3.1%
4,448,000	PACCAR Inc.	199,139,002	243,261,120

RETAIL TRADE SECTOR — 7.7%
	Apparel/Footwear Retail — 2.9%
3,964,000	Ross Stores Inc.	133,943,598	229,515,600

	Discount Stores — 4.8%
4,399,000	Dollar General Corp.	324,558,164	376,554,400

TECHNOLOGY SERVICES SECTOR — 8.4%
	Information Technology Services — 4.3%
2,891,000	Accenture PLC	101,018,640	333,621,400

	Packaged Software — 4.1%
5,840,000	Microsoft Corp.	164,047,157	322,543,200

TRANSPORTATION SECTOR — 3.5%
	Air Freight/Couriers — 3.5%
5,532,000	Expeditors International of Washington Inc.	208,616,704	270,016,920
	Total common stocks	5,611,298,605	7,191,591,280

SHORT-TERM INVESTMENTS — 5.2% (a)
	Commercial Paper — 5.2%
$407,100,000	U.S. Bank N.A., 0.20%, due 04/01/16	407,100,000	407,100,000
	Total investments — 97.5%	$6,018,398,605	7,598,691,280
	Other assets, less liabilities — 2.5% (a)		192,594,748
	TOTAL NET ASSETS — 100.0%		$7,791,286,028

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

FMI Large Cap Fund
INDUSTRY SECTORS
as of March 31, 2016 (Unaudited)

FMI
Common Stock
Fund

March 31, 2016

Dear Fellow Shareholders:

The FMI Common Stock Fund returned 5.44% in the March quarter, compared to the benchmark Russell 2000 Index return of -1.52%.  Sectors that outperformed the benchmark included Health Technology, Distribution Services and Process Industries.  On the negative side of the ledger, Utilities, Health Services and Electronic Technology hurt relative performance.  MSC Industrial, Broadridge Financial Solutions and H.B. Fuller all contributed positively to the quarter, while Esterline Technologies, Allscripts Healthcare Solutions and TriMas lagged.  Oil and a number of other commodities, whose prices have been collapsing over most of the past eighteen months, rebounded to varying degrees in the second half of the quarter.  Growth stocks, which led the market advance over the past seven years, took a breather in the quarter; value stocks, including Fund portfolios, generally outperformed.  Valuations started to become more interesting in January as markets came under pressure, but central banker’s sugar once again lifted stocks in February and March.  Unfortunately, fundamentals, as measured by revenue and earnings growth, remain quite weak.  Standard & Poor’s 500 Index (S&P 500) median GAAP1 sales and earnings growth rates in 2015 were 0.8% and minus 0.8%, respectively.  Goldman Sachs calculated final 2015 S&P 500 adjusted sales and earnings per share (EPS) growth, excluding financials and utilities, of minus 3.8% and minus 11.0%, respectively.  Small cap sales and earnings growth data from the Leuthold Group show sales growth slightly higher than the S&P 500, and earnings growth lower.

As measured by the Dow Jones Industrial Average, the current bull market, lasting over seven years without a 20% decline, is the third longest on record (see nearby chart).  This market was starting to break apart last year and into January of this year, with energy, commodity and industrial-related stocks moving into bear territory.  Smaller capitalization stocks, and even some of the big winners over the past cycle such as health care and biotech, were slipping.  An intra-quarter drop of nearly 30% in the NASDAQ Biotech Index, as well as high profile stock declines from the likes of Valeant, Micron, LinkedIn and Twitter, seemed to indicate the bear was upon us, but soothing comments from the Fed and the European Central Bank (including negative interest rates) have, at least for now, put the bull back in charge.

1  Generally accepted accounting principles

We would like to embrace easy monetary and fiscal policies, except for the small issue that they don’t seem to work.  How many years of well-below-par growth, despite unprecedented stimulus, do we need to reach this conclusion?  Apparently a decade is not long enough.  In a recent market commentary from Dr. Marc Faber, noted value investor and long-time Barron’s round table participant, he used the following chart, which depicts the rising line, debt-to-GDP,2 juxtaposed to the declining line, 10-year productivity growth, to show that we are pushing on a string.

Debt levels go up, growth comes down.  GDP remains largely locked in a 0-2% channel.  The textbooks say it’s not supposed to happen, but rather than explore why this is so, our leaders come back year after year and say “We haven’t done enough.”  Dr. Faber infers the psychological parallel between the academics running the Fed and college professors, by quoting the famous writer and German statesman Johan von Goethe (1749-1832), in a book by Johannes Eckermann (published in 1836), on why professors ignore alternative theories:

This is not to be wondered at; such people continue to error because they are indebted to it for their existence. They would have to learn everything over again, and that would be very inconvenient […] They do not prove the truth, nor is such the intention; the only point with these professors is to prove their own opinion.

One alternative theory to the prevailing conventional wisdom is that unnaturally low interest rates distort economic agents’ behavior.  Companies, for example, buy back stock and engage in dubious merger and acquisition activity rather than expand their capital investments, research and development spending and hiring.  Suppressed interest rates may thus retard, rather than enhance, economic growth.  Governments generally believe spending generates economic expansion, but they fail to measure the true cost of this effort, which inevitably appears to exceed the headline benefit.  Data across a large number of countries seems to support the notion that government spending is generally beneficial up to the level at which such spending constitutes roughly 15-18% of GDP.  Spending on infrastructure, protection, and other public goods enhances overall economic growth up to a point, and then additional outlays appear to restrain growth as the bureaucracy expands.  All government spending, including federal, state and local, has grown dramatically over the past fifteen years and is approximately 38% of GDP in the U.S. today.  We have discussed these issues at length in previous letters so we won’t dwell on them here, other than to observe that nobody is doing much to reduce the size of the government.

The fact that we have low growth is about the only thing on which most people can agree.  The rising level of angst and the emergence of populist firebrand politicians are not emblematic of an economy that is satisfying the masses.  Unfortunately, this pattern is all too common around the world as global economic growth estimates continue to wane.  It is particularly interesting to observe how the Chinese are handling a lack of growth in their economy.  How are they keeping the masses from stirring?  Like Putin’s Russia, there is an old fashioned crackdown on dissent and a nationalistic surge.  Additionally, the Chinese are plying stimulus maneuvers again, but the level of debt in that economy is already alarmingly high (190-340% of GDP, depending who is doing the measuring).  The government tacitly admitted they have a problem as regulators tried recently to foster debt for equity swaps out of some $200 billion in bad bank debt.  It is widely recognized that China’s banking system is at least $34 trillion in size (up from approximately $3 trillion ten years ago) and it continues to grow rapidly ($525 billion in January) despite increasing bad debts and a slowing economy.  Kyle Bass, a highly regarded hedge fund investor, believes that in the current cycle China will experience losses of $3.5 trillion, or roughly 10% of assets and 30% of GDP, which happens to be the same loss rate experienced in the 1998-2001 credit cycle.  To put this into context, U.S. banks lost about $650 billion in the great financial crisis of 2007-2009.

2  Gross Domestic Product

It’s no coincidence that the dramatic economic slowing China has experienced in the past eighteen months has had a significant drag on U.S. industrial and commodity businesses.  Even though we saw the China problems coming, it affected some of our companies more than we thought.  It’s a further reminder of the degree to which global economies are intertwined.  Unfortunately, and despite the recent sharp stock market rally, China may not have hit bottom yet, if Mr. Bass is correct.  Until valuations are more attractive, we will stay cautious about having a significant percentage of investments in businesses exposed to the producer side of the Chinese economy.  Longer-term, we remain optimistic about consumer growth, but we would not be surprised if even that side of the Chinese economy takes a breather.

Before turning to a couple of individual investments, we’d like to revisit the word optimism. We sometimes get chided for not being optimistic enough.  From one perspective, however, it is irrelevant.  How we feel isn’t going to change what actually happens to individual stocks, the market or anything else.  From another perspective, optimism, if already reflected in the stock price or the market, is actually a dangerous thing.  For many, if not most stocks, that is the issue today.  Generally speaking, we are going to be more optimistic if valuations are lower.  If pro-growth fiscal and sensible monetary policies are increasing in prevalence, we will be more optimistic.  That is not happening today.  Finally, optimism is far less important in the investment business than realism or common sense.  We have recently seen investors who have been highly optimistic about various stocks back up this sentiment by taking truly outsized positions that have subsequently collapsed.  Our modus operandi has always been to take prudent risks, and be highly sensitive to what can go wrong before dreaming about what can go right.

ePlus Inc. (PLUS)
(Analyst: Matt Sullivan)

Description

ePlus is a leading value added reseller of information technology solutions in the United States. The company designs and implements an array of solutions from over 1,000 leading information technology (IT) vendors for more than 3,000 enterprise and mid-market customers across a diverse set of end markets. They are primarily focused on cloud, data center, security, infrastructure, and collaboration solutions, which are some of the fastest growing areas within IT. The company was founded in 1990 and is headquartered in Herndon, Virginia.

Good Business

•	As a reseller of technology solutions, ePlus benefits from global growth in technology without being exposed to the same obsolescence risk as technology manufacturers.
•	The company supplies necessary products and services from leading technology vendors to a broad set of customers and end markets.
•	ePlus focuses on selling its products and services as integrated solutions, which helps drive better margins and returns relative to those of more basic IT distributors.
•	The company specializes in some of the fastest growing areas within IT.
•	ePlus has averaged a mid-teen return on invested capital (ROIC) over the past several years, which is well in excess of its cost of capital.
•	The company has a strong balance sheet.
•	This is a simple business that’s easy to understand.

Valuation

•	ePlus is valued at 0.47 times sales relative to a 6.4% operating margin. Margins should expand over the long term as the company’s business mix continues to shift more towards software and services.
•
The stock trades at 11.7 times the next fiscal year’s EPS estimate, which is a significant discount to the Russell 2000.  This is despite the fact that the company has above-average growth prospects and better-than-average returns on invested capital.

•	ePlus trades at a large discount to other public value-added resale and IT consulting businesses such as CDW and Accenture.
•	The company trades at 1.85 times book value.

Management

•
Phillip Norton joined the company in March of 1993, and has since served as Chairman of the Board and Chief Executive Officer.  Mr. Norton is a 1966 graduate of the U.S. Naval Academy with a B.S. in engineering, and served in the U.S. Navy from 1966-1970 as a Lieutenant in the Supply Corps.

•	Mark Marron joined ePlus in 2005 as Senior Vice President of Sales. Mr. Marron was appointed as Chief Operating Officer of ePlus in 2010.
•
Elaine Marion joined ePlus in 1998. Ms. Marion became Chief Financial Officer on September 1, 2008. Ms. Marion had served as Vice President of Accounting since 2004, and as Controller from 1998 to 2004.

Investment Thesis

ePlus is a simple business with solid returns on capital, serving a growing North American IT industry. As a reseller of IT solutions, the company gives investors exposure to technology growth without subjecting them to short product cycles, cutthroat competition, and poor capital allocation decisions that are typically inherent in technology investments. We believe the company has strong long-term growth prospects, and that it will continue to expand its margins over time by bundling more product sales with its services and software offerings. Given the growth potential and the company’s ROIC profile, we view the current valuation as attractive.

Kirby Corp. (KEX)
(Analyst: Andy Ramer)

Description

Kirby has two business segments: Marine Transportation (77% of 2015 revenue) and Diesel Engine Services (23% of 2015 revenue).  The Marine Transportation business operates the largest inland and coastal tank barge fleets in the United States.  Diesel Engine Services is a nationwide service provider and distributor of diesel engines, transmissions, parts, and oilfield service equipment.

Good Business

•
With approximately 25% of the inland and coastal tank barge markets, the resultant economies of scale position the company as a low-cost operator, and therefore raise the barriers to entry -- as does the Jones Act, which shields the business from foreign competition.

•	The inland waterway system plays a vital role in the U.S. economy. Barges offer an efficient mode of transport for a wide range of cargoes.
•	The company earns its cost of capital through a cycle.
•	This is an easy business to understand.
•	The balance sheet is solid, and Kirby generates a significant amount of cash.

Valuation

•	The stock trades near the low end of its 10-year average valuation range on a price-to-earnings, price-to-book, price-to-sales, and price-to-cash flow basis.
•	Kirby is valued at about a 30% discount to the replacement value of its fleet.

Management

•	Chairman Joseph Pyne has been with Kirby for 38 years.
•	David Grzebinksi has served as President and Chief Executive Officer since April of 2014, and prior to that was Kirby’s Chief Financial Officer.
•	Investment decisions are driven by return on capital. Compensation is based, in part, on the achievement of a return on total capital target.

Investment Thesis

Kirby has come under pressure due to the collapse in oil prices.  This has resulted in barges that used to ship crude being converted to transport other products like petrochemicals, and has also led to a significant contraction in fracking equipment build and repair work.  The percentage of industrywide inland barge capacity dedicated to crude, however, has fallen from 15% at the peak in mid-2014 to less than 5% today, and the industry has slowed new building activity and accelerated retirements, in an effort to balance supply with demand.  Management has also restructured Diesel Engine Services such that the business is currently operating near break-even levels, which provides opportunity from here.  Longer-term, the feedstock position of the U.S. should put the company’s customers in a competitively advantaged situation globally. Kirby is poised to benefit from more than $100 billion of planned domestic petrochemical investments.

Thank you for your confidence in the FMI Common Stock Fund.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Shares		Cost	Value
COMMON STOCKS — 93.5% (a)

COMMERCIAL SERVICES SECTOR — 16.8%
	Advertising/Marketing Services — 3.9%
1,835,000	Interpublic Group of Cos. Inc.	$31,957,570	$42,113,250

	Financial Publishing/Services — 1.2%
124,000	Dun & Bradstreet Corp.	8,195,860	12,781,920

	Miscellaneous Commercial Services — 5.9%
1,700,000	Genpact Ltd.*	28,583,888	46,223,000
1,624,550	RPX Corp.*	26,053,700	18,292,433
		54,637,588	64,515,433
	Personnel Services — 5.8%
423,000	ManpowerGroup Inc.	29,462,688	34,440,660
626,000	Robert Half International Inc.	20,931,471	29,159,080
		50,394,159	63,599,740
CONSUMER DURABLES SECTOR — 3.0%
	Homebuilding — 3.0%
19,000	NVR Inc.*	18,659,149	32,915,600

CONSUMER SERVICES SECTOR — 5.4%
	Cable/Satellite TV — 1.9%
47,000	Cable One Inc.	14,864,031	20,545,110

	Other Consumer Services — 3.5%
39,000	Graham Holdings Co.	18,528,889	18,720,000
177,000	UniFirst Corp.	18,159,341	19,314,240
		36,688,230	38,034,240
DISTRIBUTION SERVICES SECTOR — 13.3%
	Electronics Distributors — 5.1%
486,000	Arrow Electronics Inc.*	6,465,120	31,303,260
587,000	ScanSource Inc.*	14,102,347	23,703,060
		20,567,467	55,006,320
	Wholesale Distributors — 8.2%
417,000	Anixter International Inc.*	27,190,280	21,729,870
612,000	Applied Industrial Technologies Inc.	25,507,394	26,560,800
532,000	MSC Industrial Direct Co. Inc.	38,869,105	40,596,920
		91,566,779	88,887,590
ELECTRONIC TECHNOLOGY SECTOR — 6.4%
	Aerospace & Defense — 4.8%
330,000	Esterline Technologies Corp.*	32,053,980	21,143,100
949,000	FLIR Systems Inc.	28,034,228	31,269,550
		60,088,208	52,412,650
	Electronic Production Equipment — 1.6%
453,000	MKS Instruments Inc.	12,050,358	17,055,450

FINANCE SECTOR — 15.0%
	Finance/Rental/Leasing — 7.7%
645,000	Cash America International Inc.	16,924,596	24,922,800
132,000	ePlus Inc.*	12,117,210	10,627,320
430,000	First Cash Financial Services Inc.	17,519,074	19,805,800
436,000	Ryder System Inc.	19,589,540	28,244,080
		66,150,420	83,600,000
	Property/Casualty Insurance — 4.8%
826,000	Greenlight Capital Re Ltd.*	19,356,074	17,998,540
610,000	W.R. Berkley Corp.	14,970,921	34,282,000
		34,326,995	52,280,540

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 93.5% (a) (Continued)

FINANCE SECTOR — 15.0% (Continued)
	Regional Banks — 2.5%
259,000	Cullen/Frost Bankers Inc.	$14,757,926	$14,273,490
530,000	Zions Bancorporation	12,001,641	12,831,300
		26,759,567	27,104,790
HEALTH SERVICES SECTOR — 1.5%
	Health Industry Services — 1.5%
1,255,000	Allscripts Healthcare Solutions Inc.*	15,490,329	16,578,550

HEALTH TECHNOLOGY SECTOR — 2.0%
	Medical Specialties — 2.0%
265,000	Varian Medical Systems Inc.*	19,121,530	21,205,300

PROCESS INDUSTRIES SECTOR — 10.2%
	Chemicals: Specialty — 1.8%
280,000	Compass Minerals International Inc.	20,114,015	19,840,800

	Containers/Packaging — 2.2%
337,000	Avery Dennison Corp.	8,777,756	24,301,070

	Industrial Specialties — 6.2%
858,000	Donaldson Co. Inc.	28,886,786	27,378,780
934,000	H.B. Fuller Co.	31,905,544	39,648,300
		60,792,330	67,027,080
PRODUCER MANUFACTURING SECTOR — 11.5%
	Building Products — 2.0%
460,000	Armstrong World Industries Inc.*	24,059,916	22,250,200

	Industrial Machinery — 4.0%
846,000	Woodward Inc.	36,253,296	44,008,920

	Miscellaneous Manufacturing — 4.5%
120,000	Carlisle Cos. Inc.	2,467,810	11,940,000
1,006,000	TriMas Corp.*	22,416,819	17,625,120
160,000	Valmont Industries Inc.	23,669,892	19,814,400
		48,554,521	49,379,520
	Trucks/Construction/Farm Machinery — 1.0%
148,000	Lindsay Corp.	11,232,827	10,598,280

TECHNOLOGY SERVICES SECTOR — 5.7%
	Data Processing Services — 4.1%
755,000	Broadridge Financial Solutions Inc.	15,973,706	44,779,050

	Packaged Software — 1.6%
710,000	Progress Software Corp.*	15,545,974	17,125,200

TRANSPORTATION SECTOR — 2.7%
	Marine Shipping — 2.7%
485,000	Kirby Corp.*	25,363,462	29,240,650
	Total common stocks	828,186,043	1,017,187,253

SHORT-TERM INVESTMENTS — 4.9% (a)
	Commercial Paper — 4.9%
$53,500,000	U.S. Bank N.A., 0.20%, due 04/01/16	53,500,000	53,500,000
	Total investments — 98.4%	$881,686,043	1,070,687,253
	Other assets, less liabilities — 1.6% (a)		16,795,701
	TOTAL NET ASSETS — 100.0%		$1,087,482,954

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

FMI Common Stock Fund
INDUSTRY SECTORS
as of March 31, 2016 (Unaudited)

FMI
International
Fund
March 31, 2016

Dear Fellow Shareholders:

It was an inauspicious start to 2016, as international stock markets buckled, with Europe and Japan briefly entering bear market territory before rallying hard and recovering significant ground as the first quarter came to a close. The FMI International Fund (FMIJX) performed well, gaining 1.67% in the March quarter, which compares with  MSCI EAFE Index declines of 6.52% in local currency and 3.01% in U.S. Dollars (USD). The Finance, Electronic Technology and Consumer Durables sectors boosted the Fund’s relative performance, while Transportation, Energy Minerals, and Retail Trade weighed on the results. Individual stocks were led by Rolls-Royce, Accenture and Admiral Group, while SMC Corp., Bolloré and Hyundai GreenFood underperformed.

The global macro outlook continues to be muddled. Debt is still rising at a rapid pace, economic growth is weak, and central bank policies are becoming more radical and desperate by the day. Every time equity markets start to wobble, a white knight arrives to announce a new stimulus plan, quantitative easing (QE) program, or interest rate cut, i.e., negative rates. As these experimental policies inevitably fail (lacking the necessary reforms to solve deep-rooted structural problems), the central bank response is to implement even more of the same, and the game goes on. Asset prices get artificially inflated and financial markets are never able to fully correct. The further we go down this dangerous path, the deeper the eventual adjustment will need to be. The probability that this will ultimately end in a financial crisis is not trivial. When the stimulus goes away, money printing fades, interest rates normalize, and balance sheets start to unwind, someone will be left holding the bag.

With the aforementioned backdrop, we remain cautious and defensively positioned. It would be one thing if equity valuations reflected these overarching risks. Instead, valuations have sustained at levels above historical averages, and often appear disconnected from underlying business fundamentals. True “absolute values” are still hard to come by, and thus patience is warranted. When attractive investment prospects arise, we will move expeditiously. We took advantage of a few brief opportunities in early 2016 before the market’s fear was quickly replaced with exuberance.

Economic Malaise

It’s hard to be overly optimistic about the global economy when the World Bank, Organisation for Economic Co-operation and Development (OECD) and International Monetary Fund (IMF) are routinely cutting their growth forecasts, as they did again in the first quarter. The IMF believes the world faces a growing risk of “economic derailment,”1  while the OECD cites weak investment and demand, poor wage growth, volatile capital flows, and high debt exposures in emerging market economies (e.g. China) among their concerns.2  The OECD also highlighted global trade, which has dropped to its lowest level since 2009, falling by 13.8% in U.S. dollar terms in 2015.3  Meanwhile, Bloomberg pens that, “The world has continued to borrow hand over fist since the financial crisis, adding nearly $60 trillion since 2007 in the process of pushing the worldwide debt load to $200 trillion, or nearly three times the size of the entire global economy. And that figure takes us only to 2014; we don’t yet have fresh debt tallies from last year.”4  Company balance sheets are also stretched. According to Standard & Poor’s (S&P), the second half of 2015 saw the steepest decline in the financial health of businesses since 2009, as three times as many companies were at risk of a downgrade to their credit rating, versus those being considered for an upgrade.5  While lower energy prices are surely good for the global consumer, there’s little else to get excited about.

[1]	“IMF says world at risk of ‘economic derailment.’” BBC News, March 9, 2016.
[2]	http://www.oecd.org/eco/economicoutlook.htm.
[3]	Shawn Donnan and Joe Leahy. “World trade records biggest reversal since crisis.” Financial Times, February 26, 2016.
[4]	Matthew Phillips. “The World’s Debt Is Alarmingly High. But Is It Contagious?” Bloomberg, February 22, 2016.
[5]	Dan McCrum and Gavin Jackson. “S&P says corporate credit conditions worsening at fastest pace since crisis.” Financial Times, January 12, 2016.

Risk of Contagion?

After failing to “deliver the goods” in the fourth quarter of 2015, European Central Bank (ECB) President Mario Draghi swung for the fences in early March, lowering the bank deposit rate by 10 basis points to -40 basis points; reducing the main financing rate (MRO) by 5 basis points to 0%; expanding QE to €80 billion per month, which now includes non-financial corporate bonds; and launching a new targeted longer-term refinancing operations (TLTRO) program, which essentially pays banks to borrow money. Despite previous efforts to pump up the economy, subpar growth has persevered, as the ECB lowered the eurozone gross domestic product (GDP) growth forecast to 1.4% in 2016 (from 1.7% in December), and 1.7% in 2017 (from 1.9%). Inflation expectations also fell markedly to 0.1% (from 1.0%) for 2016.6  Inexplicably, in January, Draghi made the comment that “time and again the critics of our [policy] decisions have been proved wrong.”7

Elsewhere in Europe, Britain is soon approaching an important crossroad, as a referendum is set for June 23 to determine whether the country will remain in the European Union (EU). While the pros and cons of a potential “Brexit” are being fiercely debated, the rating agencies have started to weigh in on the risks, with Moody’s writing that the “economic costs” of a decision to leave would “outweigh the economic benefits,” while Fitch Ratings argues that it would lead to immediate “disruption” for many sectors of the economy, and raise “significant longer-term risks.”8  Even if Britain votes to exit the EU in June, it would take years to negotiate the details of a new agreement. While FMI is of the mindset that a Brexit makes sense (and that a break-up of the EU and eurozone would be a long-term positive for Europe), it’s likely to create significant uncertainty in the near term, which could weigh heavily on equity prices. We suspect that it will open the door for other members of the EU and eurozone to call for similar referendums in the coming years, as there are already rumblings starting in France and Italy, among others.

The near-term risk is a reincarnation of the European sovereign debt crisis. Interest rates have been driven down to historic lows, with 10-year bond yields in Italy, Spain and Portugal now trading at 1.2%, 1.4%, and 2.9%, respectively. As highlighted in our last letter, some bonds in Italy are actually trading at a negative yield, which is hard to comprehend, given that it is an economic basket case. The implicit backing of the ECB is to thank for such generous (and unsustainable) lending terms. That said, if any of these countries were to become “independent,” borrowing costs would skyrocket, as debt-to-GDP, unfunded liabilities, budget deficits, economic growth, and the health of the banking systems would come into question. Bond yields reached 7.2%, 7.5%, and 17.4% for Italy, Spain and Portugal, respectively, during the 2011/2012 debt crisis. Returning to those yields would lead to bond price declines of 40%, 41%, and 67%, respectively.9  Layer on the growing fear that negative interest rates could “cripple banks’ margins, profitability and resilience,”10  and it’s not too hard to imagine a scenario where the term “contagion” is back in vogue.

Welcome To The Club

Japan, which already has the developed world’s highest debt level and most aggressive QE program, has now joined Europe with negative deposit rates. Following the announcement in January, Japan’s 10-year bond yield reached an unprecedented level of -0.13%.9  Meanwhile, GDP growth in Japan remains anemic, falling by an annualized 1.4% in the fourth quarter, following a revised 1.3% gain in the third quarter.  Consumption, imports and exports all declined in the most recent period.11  But have no fear: Bank of Japan (BOJ) Governor Haruhiko Kuroda is here! The problem is, he might be even more detached from reality than Draghi, commenting that, “If we judge that existing measures in the toolkit are not enough to achieve (our) goal, what we have to do is devise new tools. […] I’m convinced that there is no limit to measures for monetary easing.”12  It sounds as if we might be poised for a race to the bottom.

[6]	Johan De Mulder, et al. “ECB: It’s Demand, Mr. President, and not much you can do about it now....” Bernstein Research, March 10, 2016.
[7]	Tom Fairless. “Mario Draghi Takes On Critics of ECB Stimulus in Speech in Germany.” Wall Street Journal, January 25, 2016.
[8]	George Parker and Michael Hunter. “Sterling tumbles as Cameron takes on party rebels over Brexit.” Financial Times, February 22, 2016.
[9]	Source: Bloomberg.
[10]
“BIS Quarterly Review March 2016 – media briefing,” On-the-record remarks by Mr. Claudio Borio, Head of the Monetary and Economic Department, and Mr. Hyun Song Shin, Economic Adviser and Head of Research, March 4, 2016.

[11]	Robin Harding. “Japan GDP drops 1.4% in fourth quarter.” Financial Times, February 15, 2016.
[12]	Leika Kihara. “BOJ Kuroda says ready to use more policy options to boost inflation.” Reuters, February 3, 2016.

According to Bloomberg, in early February the total amount of negative-yielding bonds exceeded $7 trillion, or 29% of the developed world bond issuance. Additionally, over $9 trillion is trading below a 1% yield.13  As a reminder, a negative bond yield guarantees investors will lose money if they hold the bond to maturity. Investors are apparently banking on a “greater fool theory,” with the hope that a greater fool (i.e. the BOJ) will come along and pay an even more ridiculous price. Absent this, what rational investor would willingly agree to lend money at a guaranteed loss to the most indebted country in the world, which also happens to have a faltering economy and an aging and declining population?

Proponents of these radical negative interest rate policies believe that they can be used to weaken currencies, spur economic growth, increase inflation, and stem capital inflows. However, as reported by the Financial Times, “Some analysts argue that negative rates do not stimulate economies beyond lowering currencies. Deutsche Bank strategists have compared the policy to weapons of mass destruction, escalating a currency war that will only bring ‘mutually assured destruction.’”14  Bank of England Governor Mark Carney has warned about negative rates being a “zero sum game,”15  while the Bank for International Settlements (BIS) has written that “there is great uncertainty about the behavior of individuals and institutions if rates were to decline further into negative territory or remain negative for a prolonged period.” The BIS also notes that “the viability of banks’ business model as financial intermediaries may be brought into question,” and that, “such rates can weaken the profitability and/or soundness of institutions with long-duration liabilities, such as insurance companies and pension funds, seriously challenging their business models.”16  We are firmly in the latter camp, questioning the efficacy, risks and unintended consequences associated with negative rates. Money is not supposed to be [less than] free. Additional risks might include credit bubbles, emerging market capital flows, inflation, weak government incentives to embrace reform, industry overcapacity, uneconomic capital allocation, and the proliferation of zombie companies (which would otherwise go out of business). Buyers beware.

China: Elephant In The Room

China remains the single biggest risk to the global economy. It has been the largest contributor to global GDP growth over the last decade, before including the positive knock-on effects it has had on economies such as Brazil, Russia, Indonesia, Canada, Australia and Germany. Unfortunately, China has been on a massive debt binge, as debt has tripled since 2009 from $10 trillion to $30 trillion (an approximately 20% compounded annual growth rate), according to McKinsey & Company.17  At the same time, growth is slowing dramatically, and the government is trying to transition away from an economy driven by fixed investment. China has been faced with a severe slowdown in manufacturing and construction, as well as a sharp decline in export

[13]	Eshe Nelson. “World’s Negative-Yielding Bond Pile Tops $7 Trillion.” Bloomberg, February 9, 2016.
[14]	Robin Wigglesworth, Leo Lewis and Dan McCrum. “Negative thinking.” Financial Times, February 17, 2016.
[15]	Scott Hamilton and Svenja O’Donnell. “Carney Warns G-20 Against ‘Zero Sum Game’ of Negative Rates.” Bloomberg, February 25, 2016.
[16]	BIS Quarterly Review, March 2016. Pages 40-41, 43.
[17]	Matthew Phillips. “The World’s Debt Is Alarmingly High. But Is It Contagious?” Bloomberg, February 22, 2016.

According to J Capital Research, a China-focused investment research boutique, it now takes around 2.5 renminbi (¥) of new credit to generate ¥1 of additional output. As articulated in a recent Newsweek article, “That means that at a time when most economists believe debt growth needs to slow markedly in China, an additional $1.7 trillion (¥11.0 trillion) in new loans is necessary merely for the government to hit its 6.5 percent growth target this year. Complicating matters for Beijing is the fact that an increasing amount of new debt is being issued merely to service existing debt—a sure sign, in the minds of many analysts, that a debt crisis looms.” After accounting for the debt service and growth objectives, J Capital Research estimates that China will need ¥54 trillion ($8.3 trillion) of new capital in 2016, which equates to roughly 80% of last year’s total GDP.18  This is alarming, to say the least. In January, China’s debt issuance didn’t disappoint, growing in aggregate by ¥3.42 trillion ($525 billion, or 5% of GDP), a new monthly record.19  According to S&P, corporate debt in China has now reached 160% of GDP, more than twice that of the U.S. (70%).20  Due to heightened country-specific risks, emerging market companies should typically be run with less financial leverage than developed market counterparts, not more.

There is also concern about the health of China’s banking system. “Official” nonperforming loans (NPLs) reached ¥1.27 trillion ($196 billion, or 1.67% of total loans) at year-end, a 51% increase over 2014 and the highest level in a decade.  Including “special-mention” loans, which show signs of future repayment risk but have yet to become NPLs, total troubled loans grew to ¥4.2 trillion ($645 billion, or 5.46% of reported loans).21  The official figures, however, are believed to vastly understate the scope of the problem. Hayman Capital hedge fund manager Kyle Bass, in an eye-opening and disconcerting letter, writes that China’s banking system losses “could exceed 400% of the U.S. banking losses incurred during the subprime crisis,” topping $3.5 trillion. He argues that under this scenario, China may have to print more than $10 trillion of renminbi to recapitalize its banks, which could lead to a 30% devaluation of the currency. If this materializes, he portends, “what happens in China will not stay in China,” and there will be severe global ramifications.22  We’d agree.

While it’s difficult to gauge the probability or timing of a meltdown in China’s financial system (or in Europe or Japan for that matter), we do believe it’s safe to say that current equity valuations ascribe an extremely low likelihood to such an outcome. From all that we have learned about China’s economic “miracle” over the years, we remain highly skeptical, and will continue to take a more cautious view. In the meantime, we will stay true to our investment process and let valuation act as our guide. Listed on the following page are two examples of FMIJX holdings where we believe the investment prospects are stacked in our favor:

[18]	Bill Powell. “Will China Follow Japan Into Economic Stagnation?” Newsweek, February 15, 2016.
[19]	“China’s New Credit Surges to Record on Seasonal Lending Binge.” Bloomberg, February 15, 2016.
[20]	Chuin-Wei Yap and Mark Magnier. “Rush of Corporate Bonds Inflames Worries About China’s Debt.” The Wall Street Journal, February 24, 2016.
[21]	“China’s Bad Loans Rise to Highest in a Decade as Economy Slows.” Bloomberg, February 15, 2016.
[22]	http://www.valuewalk.com/2016/02/kyle-bass-china/?all=1.

Admiral Group PLC (ADM LN)
(Analyst: Matthew Goetzinger)

Description

Admiral is a leading UK auto insurer with over 10% market share. The company’s capital light price comparison website distribution platform offers consumers a compelling mechanism to save both time and money on a required insurance coverage. Approximately two thirds of company profits are derived from fees, with balance sheet underwriting and investment income accounting for the remaining one third of earnings.  Developing western European and U.S. personal auto businesses contribute 8% of net revenues.

Good Business

•	Admiral’s established track record of conservative underwriting and operating efficiency are unmatched across the UK auto industry.
•	Personal auto coverage is a compulsory purchase that is relevant for a very wide swath of the population.
•	Admiral’s capital efficient and profitable business model leads to consistent return on capital employed, averaging 53% over the past ten years (49% in 2015).
•	The company’s balance sheet remains conservatively financed. Balance sheet cash, investments and excess cash totals over half of the quoted share price.

Valuation

•	Giving due credit to the company’s excess reserves, Admiral trades at less than 12 times fully developed earnings.
•	The dividend yield has averaged 6.6% over the past five years.
•	Based on a conservative sum-of-the-parts analysis, we value Admiral 30% higher than the current stock price.

Management

•	Admiral has an industry reputation as one of the strongest and most efficient operators.
•	The company’s two founders remain steady hands, stewarding the company successfully through several market cycles. Admiral is focused on organic growth and capital return to shareholders.
•	Chairman Henry Engelhardt and Chief Executive Officer David Stevens retain 15% ownership in the company.

Investment Thesis

Admiral is a capital light innovative company that has disrupted the mature UK personal lines auto insurance market place, offering consumers a compelling mechanism to save both time and money on a required insurance coverage. The company’s low-cost, high-return, fee-driven business model has enabled Admiral to achieve consistent profitable growth through a cycle. The market’s short-term focus on the direction of premium pricing overlooks the fact that Admiral operates in an industry where the majority of peer auto insurers are not in a position to earn sustainable profits under the current pricing environment. Admiral’s focus on disciplined growth should enable the company to achieve a sustainable return on equity and pay out the majority of income to shareholders.

Wolseley PLC (WOS LN)
(Analyst: Jordan Teschendorf)

Description

Wolseley is the world’s largest distributor of plumbing and heating products to trade professionals, with 83% of revenue generated through Number 1 or Number 2 market positions in 2015.  Wolseley operates a solid franchise in the U.S. under the Ferguson brand name, generating 63% and 80% of group revenue and trading profit, respectively. The group also owns a collection of plumbing, heating, and building product distribution businesses across the UK, Nordic region, Canada, and Central Europe. Wolseley sells to a broad group of customers including plumbing and heating engineers, building contractors, mechanical contractors, industrial corporations, utilities, and even directly to end users in the business-to-consumer market.

Good Business

•
In its core geographies, Wolseley’s large scale and branch density provide it with a competitive advantage in terms of purchasing, fulfillment, and contractor relationships vs. generally fragmented competition.

•	The company has successfully exited many unprofitable businesses over the last six years and reoriented towards organic growth, driving improved margins and returns on capital.
•	Wolseley is in a strong financial position with net debt of £990 million relative to fiscal 2015 trading profit of £854 million, and lease adjusted leverage of approximately 2.1 times.
•	In 2015, about 60% of the company’s revenue was related to remodeling, maintenance, and improvement work, which compares favorably to the group’s 40% exposure in 2007.
•	The company’s return on net assets (including intangibles) is currently 19%, up 300 and 900 basis points over the last 3- and 5-year periods, respectively.

Valuation

•
The company’s 12-month forward enterprise value-to-EBIT[23] (EV/EBIT) multiple is 11.0 times, which is 8% below the trailing 10-year average of 11.9 times. This valuation is attractive on an absolute basis.

•	Wolseley trades for 15.8 times estimated earnings for the current fiscal year, which is about 19% below the weighted average multiple of the MSCI EAFE Index.

Management

•
In January of 2016, the company announced that Chief Executive Officer Ian Meakins would retire in August of this year. Ian joined Wolseley as CEO in July of 2009, and is highly regarded for the improvements he has overseen at the firm.

•	Chief Financial Officer John Martin will become the new CEO beginning September of 2016. John has been CFO since April of 2010, and previously worked with Mr. Meakins at Travelex.
•	Simon Nicholls will be the new CFO. Simon has been the CFO of Cobham PLC since 2013, and was previously CFO of Senior PLC, from 2008-2013.
•	There is good continuity of leadership at Ferguson Enterprises Inc., a Wolseley subsidiary.

Investment Thesis

Under the leadership of CEO Ian Meakins, Wolseley has strengthened its branch footprint by focusing on profitable organic growth and return on invested capital.  This focus has permeated the organization and driven a culture of continuous improvement. John Martin is likely to continue this leadership strategy, building on the strength of the U.S. business to drive better results overseas. Recent weakness within U.S. industrial end-markets has contributed to weak share price performance. We believe the increasing exposure to remodeling, maintenance, and improvement work will enable steadier margins and returns going forward. With the recent share price underperformance, we feel that this presents us with an opportunity to invest in an above-average business at a below-average valuation.

Thank you for your support of the FMI International Fund.

[23]	Earnings before interest and taxes

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2016 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.6% (a)
COMMON STOCKS — 81.8% (a)

COMMERCIAL SERVICES SECTOR — 9.1%
	Advertising/Marketing Services — 2.8%
4,209,000	WPP PLC (Jersey) (b)	$89,686,624	$97,966,346

	Miscellaneous Commercial Services — 2.9%
405,000	DKSH Holding AG (Switzerland) (b)	24,072,285	27,700,976
978,000	Secom Co. Ltd. (Japan) (b)	61,687,597	72,570,575
		85,759,882	100,271,551
	Personnel Services — 3.4%
1,785,000	Adecco S.A. (Switzerland) (b)	123,922,473	116,116,330

CONSUMER DURABLES SECTOR — 5.8%
	Motor Vehicles — 1.4%
4,630,000	Isuzu Motors (Japan) (b)	49,986,748	47,758,340

	Other Consumer Specialties — 1.5%
15,250,000	Samsonite International S.A. (Luxembourg) (b)	45,762,141	51,080,778

	Tools & Hardware — 2.9%
1,635,000	Makita Corp. (Japan) (b)	85,479,482	101,345,260

CONSUMER NON-DURABLES SECTOR — 14.9%
	Food: Major Diversified — 5.9%
1,736,000	Danone S.A. (France) (b)	118,464,535	123,173,371
1,052,000	Nestle’ S.A. (Switzerland) (b)	78,298,682	78,501,050
		196,763,217	201,674,421
	Household/Personal Care — 9.0%
1,121,000	Henkel AG & Co. KGaA (Germany) (b)	105,460,404	109,922,230
2,902,000	Svenska Cellulosa AB (SCA Group) (Sweden) (b)	81,508,983	90,515,633
2,391,000	Unilever PLC (Britain) (b)	102,534,581	107,816,415
		289,503,968	308,254,278
CONSUMER SERVICES SECTOR — 6.2%
	Cable/Satellite TV — 1.4%
2,491,000	Shaw Communications Inc. (Canada)	49,764,022	48,122,572

	Casinos/Gaming — 2.2%
64,180,000	Genting Malaysia Berhad (Malaysia) (b)	70,721,223	74,667,685

	Restaurants — 2.6%
5,133,000	Compass Group PLC (Britain) (b)	85,382,051	90,486,217

DISTRIBUTION SERVICES SECTOR — 3.1%
	Wholesale Distributors — 3.1%
18,340,000	Electrocomponents PLC (Britain) (b)	63,873,628	63,389,689
764,209	Wolseley PLC (Jersey) (b)	36,034,495	43,138,752
		99,908,123	106,528,441
ELECTRONIC TECHNOLOGY SECTOR — 6.3%
	Aerospace & Defense — 3.7%
13,061,000	Rolls-Royce Holdings PLC (Britain)*(b)	157,402,792	127,648,849

	Electronic Components — 2.6%
1,451,000	TE Connectivity Ltd. (Switzerland)	91,142,481	89,845,920

FINANCE SECTOR — 6.4%
	Property/Casualty Insurance — 6.4%
3,392,000	Admiral Group PLC (Britain) (b)	80,566,773	96,370,234
222,000	Fairfax Financial Holdings Ltd. (Canada)	109,632,416	124,280,685
		190,199,189	220,650,919

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Shares		Cost	Value
LONG-TERM INVESTMENTS — 86.6% (a) (Continued)
COMMON STOCKS — 81.8% (a) (Continued)

INDUSTRIAL SERVICES SECTOR — 3.7%
	Oilfield Services/Equipment — 3.7%
1,749,000	Schlumberger Ltd. (Curacao)	$141,128,366	$128,988,750

PROCESS INDUSTRIES SECTOR — 8.0%
	Chemicals: Agricultural — 3.4%
6,888,000	Potash Corp. of Saskatchewan Inc. (Canada)	178,507,956	117,233,760

	Chemicals: Specialty — 1.8%
1,209,000	Shin-Etsu Chemical Co. Ltd. (Japan) (b)	71,707,785	62,442,401

	Industrial Specialties — 2.8%
1,392,000	Akzo Nobel N.V. (Netherlands) (b)	95,733,088	94,888,623

PRODUCER MANUFACTURING SECTOR — 9.7%
	Industrial Conglomerates — 6.3%
4,135,000	Jardine Strategic Holdings Ltd. (Bermuda) (b)	129,104,767	123,434,232
5,998,000	Smiths Group PLC (Britain) (b)	103,850,597	92,490,020
		232,955,364	215,924,252
	Industrial Machinery — 3.4%
499,000	SMC Corp. (Japan) (b)	122,755,854	115,632,321

RETAIL TRADE SECTOR — 1.5%
	Department Stores — 1.5%
3,072,500	Hyundai GreenFood Co. Ltd. (South Korea) (b)	52,904,932	52,163,693

TECHNOLOGY SERVICES SECTOR — 4.2%
	Information Technology Services — 4.2%
1,257,000	Accenture PLC (Ireland)	112,642,038	145,057,800

TRANSPORTATION SECTOR — 2.9%
	Other Transportation — 2.9%
26,092,000	Bolloré (France) (b)	124,527,339	101,150,152
	Total common stocks	2,844,247,138	2,815,899,659

PREFERRED STOCKS — 4.8% (a)

CONSUMER NON-DURABLES SECTOR — 2.8%
	Household/Personal Care — 2.8%
233,000	Amorepacific Corp. (South Korea) (b)	19,789,328	44,972,466
130,563	LG Household & Health Care Ltd. (South Korea) (b)	38,083,621	51,106,438
		57,872,949	96,078,904
ELECTRONIC TECHNOLOGY SECTOR — 2.0%
	Telecommunications Equipment — 2.0%
72,000	Samsung Electronics Co. Ltd. (South Korea) (b)	66,510,604	69,708,870
	Total preferred stocks	124,383,553	165,787,774
	Total long-term investments	2,968,630,691	2,981,687,433

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2016 (Unaudited)

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 16.8% (a)
	Commercial Paper — 8.1%
$279,500,000	U.S. Bank N.A., 0.20%, due 04/01/16	$279,500,000	$279,500,000

	U.S. Treasury Securities — 8.7%
300,000,000	U.S. Treasury Bills, 0.1275%, due 4/21/16	299,978,750	299,978,750
	Total short-term investments	579,478,750	579,478,750
	Total investments — 103.4%	$3,548,109,441	3,561,166,183
	Liabilities, less other assets — (3.4%) (a)		(118,421,266)
	TOTAL NET ASSETS — 100.0%		$3,442,744,917

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as Level 2.  As of March 31, 2016 the aggregate value of these securities was $2,328,157,946.

PLC – Public Limited Company

SCHEDULE OF FORWARD CURRENCY CONTRACTS
March 31, 2016 (Unaudited)

				U.S. $ Value on			U.S. $ Value on
				March 31, 2016			March 31, 2016	Unrealized
Settlement		Currency to		of Currency to	Currency to		of Currency to	Appreciation
Date	Counterparty	be Delivered		be Delivered	be Received		be Received	(Depreciation)
4/22/16	Bank of New York	305,000,000	British Pound	$438,084,705	433,167,405	U.S. Dollar	$433,167,405	$(4,917,300)
4/22/16	HSBC Bank U.S.A., N.A.
		34,000,000	British Pound	48,835,672	47,316,814	U.S. Dollar	47,316,814	(1,518,858)
4/22/16	HSBC Bank U.S.A., N.A.
		28,000,000	British Pound	40,217,612	40,253,584	U.S. Dollar	40,253,584	35,972
4/22/16	State Street Global Markets, LLC
		50,000,000	British Pound	71,817,165	72,547,700	U.S. Dollar	72,547,700	730,535
4/22/16	HSBC Bank U.S.A., N.A.	15,000,000	Canadian Dollar	11,549,963	10,944,719	U.S. Dollar	10,944,719	(605,244)
4/22/16	State Street Global Markets, LLC
		167,000,000	Canadian Dollar	128,589,591	115,021,113	U.S. Dollar	115,021,113	(13,568,478)
4/22/16	State Street Global Markets, LLC
		317,000,000	Euro	360,951,137	348,021,342	U.S. Dollar	348,021,342	(12,929,795)
4/22/16	HSBC Bank U.S.A., N.A.
		3,000,000,000	Japanese Yen	26,674,436	26,886,009	U.S. Dollar	26,886,009	211,573
4/22/16	State Street Global Markets, LLC
		31,000,000,000	Japanese Yen	275,635,839	266,689,608	U.S. Dollar	266,689,608	(8,946,231)
4/22/16	State Street Global Markets, LLC
		4,000,000,000	Japanese Yen	35,565,915	35,920,088	U.S. Dollar	35,920,088	354,173
4/22/16	HSBC Bank U.S.A., N.A.	248,000,000	Malaysian Ringgit	63,453,393	56,512,261	U.S. Dollar	56,512,261	(6,941,132)
4/22/16	HSBC Bank U.S.A., N.A.	205,000,000,000	South Korean Won	179,155,087	169,072,407	U.S. Dollar	169,072,407	(10,082,680)
4/22/16	Bank of New York	570,000,000	Swedish Krona	70,266,673	66,676,472	U.S. Dollar	66,676,472	(3,590,201)
4/22/16	State Street Global Markets, LLC	30,000,000	Swedish Krona	3,698,246	3,653,580	U.S. Dollar	3,653,580	(44,666)
4/22/16	Bank of New York	150,000,000	Swiss Franc	156,154,207	150,538,174	U.S. Dollar	150,538,174	(5,616,033)
4/22/16	HSBC Bank U.S.A., N.A.	11,000,000	Swiss Franc	11,451,308	11,370,061	U.S. Dollar	11,370,061	(81,247)
4/22/16	Northern Trust	14,000,000	Swiss Franc	14,574,393	14,226,833	U.S. Dollar	14,226,833	(347,560)
				1,936,675,342			1,868,818,170	(67,857,172)
4/22/16	State Street Global Markets, LLC				30,000,000,000	South
		24,871,497	U.S. Dollar	24,871,497		Korean Won	26,217,817	1,346,320
				$1,961,546,839			$1,895,035,987	$(66,510,852)

The accompanying notes to financial statements are an integral part of these schedules.

FMI International Fund
INDUSTRY SECTORS
as of March 31, 2016 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2016 (Unaudited)

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$7,598,691,280	$1,070,687,253	$3,561,166,183
Receivables from shareholders for purchases		7,061,670	231,122	25,515,115
Dividends and interest receivable		11,902,940	379,163	6,380,781
Receivable for investments sold		191,804,404	20,251,250	—
Unrealized appreciation on forward currency contracts		—	—	2,678,573
Receivable for foreign currency transactions		—	—	56,767
Prepaid expenses		89,163	23,882	99,129
Cash		114,214	37,419	36,418
Total assets		$7,809,663,671	$1,091,610,089	$3,595,932,966
LIABILITIES:
Payable to brokers for investments purchased		$—	$—	$80,821,243
Payable to shareholders for redemptions		12,963,970	3,127,938	1,073,873
Payable to adviser for management fees		3,537,238	720,021	1,569,361
Unrealized depreciation on forward currency contracts		—	—	69,189,425
Other liabilities		1,876,435	279,176	534,147
Total liabilities		18,377,643	4,127,135	153,188,049
Net assets		$7,791,286,028	$1,087,482,954	$3,442,744,917
NET ASSETS:
Capital Stock	(b)	$6,056,265,463	$891,907,053	$3,439,395,977
Net unrealized appreciation (depreciation) on investments:
Securities		1,580,292,675	189,001,210	13,056,742
Forward currency contracts		—	—	(66,510,852)
Foreign currency transactions		—	—	(31,487)
Accumulated net realized gain		130,243,250	8,081,925	54,995,607
Undistributed net investment income (loss)		24,484,640	(1,507,234)	1,838,930
Net assets		$7,791,286,028	$1,087,482,954	$3,442,744,917
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$19.24	$24.05	$28.66

(a)	Identified cost of investments	$6,018,398,605	$881,686,043	$3,548,109,441
(b)	Par value	$0.0001	$0.0001	$0.0001
Shares authorized		500,000,000	400,000,000	400,000,000
Shares outstanding		404,949,002	45,216,843	120,117,495

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2016 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends*	$88,259,530	$6,270,765	$21,638,922
Interest	400,139	70,696	393,175
Total income	88,659,669	6,341,461	22,032,097
EXPENSES:
Management fees	30,001,145	5,696,897	10,373,667
Transfer agent fees	5,763,354	732,510	1,764,186
Administration and accounting services	1,210,653	173,301	410,683
Printing and postage expense	461,413	36,560	107,818
Custodian fees	154,917	24,465	189,172
Registration fees	56,114	18,925	154,345
Board of Directors fees	35,036	32,139	12,302
Professional fees	27,155	20,363	21,590
Other expenses	114,992	34,742	48,503
Total expenses	37,824,779	6,769,902	13,082,266
NET INVESTMENT INCOME (LOSS)	50,834,890	(428,441)	8,949,831
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	186,771,233	15,399,635	10,938,497
Forward currency contracts	—	—	65,389,937
Foreign currency transactions	—	—	(10,073,854)
NET REALIZED GAIN (LOSS) ON INVESTMENTS	186,771,233	15,399,635	66,254,580
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS:
Securities	305,353,443	53,850,434	153,764,877
Forward currency contracts	—	—	(75,658,867)
Foreign currency transactions	—	—	10,300
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
ON INVESTMENTS	305,353,443	53,850,434	78,116,310
NET GAIN ON INVESTMENTS	492,124,676	69,250,069	144,370,890
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$542,959,566	$68,821,628	$153,320,721

* Net withholding taxes	$1,712,166	$—	$2,069,591

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2016 (Unaudited) and For the Year Ended September 30, 2015

	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund

	2016	2015	2016	2015	2016	2015
OPERATIONS:
Net investment income (loss)	$50,834,890	$82,523,368	$(428,441)	$571,124	$8,949,831	$13,075,949
Net realized gain on investments	186,771,233	705,590,727	15,399,635	112,651,791	66,254,580	32,143,596
Net change in unrealized
appreciation (depreciation)
on investments	305,353,443	(773,170,284)	53,850,434	(148,613,179)	78,116,310	(158,722,174)
Net increase (decrease) in
net assets from operations	542,959,566	14,943,811	68,821,628	(35,390,264)	153,320,721	(113,502,629)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(85,598,665)	(76,298,972)	—	(1,053,123)	(48,049,577)	(14,639,678)
Distributions from
net realized gains	(756,814,477)	(860,363,566)	(118,034,018)	(158,049,506)	(536,796)	(9,537,976)
Total distributions	(842,413,142)	(936,662,538)	(118,034,018)	(159,102,629)	(48,586,373)	(24,177,654)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	607,426,431	1,299,362,295	63,291,120	118,704,219	1,254,919,579	2,210,324,773
Net asset value of shares issued
in distributions reinvested	796,897,874	879,225,661	114,904,447	154,854,648	47,743,869	23,919,735
Cost of shares redeemed	(1,812,808,334)	(1,975,044,118)	(285,277,689)	(243,128,775)	(270,620,652)	(264,954,352)
Net increase (decrease) in net assets
derived from Fund share activities	(408,484,029)	203,543,838	(107,082,122)	30,430,092	1,032,042,796	1,969,290,156
TOTAL INCREASE (DECREASE)	(707,937,605)	(718,174,889)	(156,294,512)	(164,062,801)	1,136,777,144	1,831,609,873
NET ASSETS AT THE
BEGINNING OF THE PERIOD	8,499,223,633	9,217,398,522	1,243,777,466	1,407,840,267	2,305,967,773	474,357,900
NET ASSETS AT THE
END OF THE PERIOD	$7,791,286,028	$8,499,223,633	$1,087,482,954	$1,243,777,466	$3,442,744,917	$2,305,967,773
Undistributed net investment
income (loss)	$24,484,640	$59,248,415	$(1,507,234)	$(1,078,793)	$1,838,930	$40,938,676
FUND SHARE TRANSACTIONS:
Shares sold	32,130,557	59,994,793	2,684,583	4,371,787	44,593,598	75,248,377
Shares issued in
distributions reinvested	43,713,542	41,200,828	5,129,663	5,707,875	1,718,023	857,338
Less shares redeemed	(95,814,782)	(91,212,279)	(12,243,721)	(8,787,322)	(9,668,012)	(9,192,631)
Net increase (decrease)
in shares outstanding	(19,970,683)	9,983,342	(4,429,475)	1,292,340	36,643,609	66,913,084

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month		Years Ended September 30,
	Period Ending
	March 31, 2016		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$20.00		$22.21	$20.52	$17.38	$14.31	$14.46
Income from investment operations:
Net investment income	0.12		0.19	0.19	0.18	0.20	0.16
Net realized and unrealized gains (losses) on investments	1.17		(0.17)	2.92	3.37	3.46	(0.17)
Total from investment operations	1.29		0.02	3.11	3.55	3.66	(0.01)
Less distributions:
Distributions from net investment income	(0.21)		(0.18)	(0.18)	(0.20)	(0.17)	(0.14)
Distributions from net realized gains	(1.84)		(2.05)	(1.24)	(0.21)	(0.42)	—
Total from distributions	(2.05)		(2.23)	(1.42)	(0.41)	(0.59)	(0.14)
Net asset value, end of period	$19.24		$20.00	$22.21	$20.52	$17.38	$14.31
TOTAL RETURN	7.02	%(1)	(0.54%)	15.77%	20.94%	26.17%	(0.13%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	7,791,286		8,499,224	9,217,399	8,122,016	6,167,813	4,008,758
Ratio of expenses to average net assets	0.92	%(2)	0.93%	0.94%	0.96%	0.96%	0.97%
Ratio of net investment income to average net assets	1.23	%(2)	0.87%	0.87%	0.95%	1.25%	1.03%
Portfolio turnover rate	4%		18%	31%	30%	21%	28%

(1)	Not annualized.
(2)	Annualized.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month		Years Ended September 30,
	Period Ending
	March 31, 2016		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$25.05		$29.12	$29.05	$25.43	$22.63	$22.98
Income from investment operations:
Net investment income	(0.01)		0.01	0.04	0.07	0.09	0.03
Net realized and unrealized gains (loss) on investments	1.47		(0.74)	2.91	6.05	4.79	0.44
Total from investment operations	1.46		(0.73)	2.95	6.12	4.88	0.47
Less distributions:
Distributions from net investment income	—		(0.02)	(0.13)	(0.09)	(0.04)	—
Distributions from net realized gains	(2.46)		(3.32)	(2.75)	(2.41)	(2.04)	(0.82)
Total from distributions	(2.46)		(3.34)	(2.88)	(2.50)	(2.08)	(0.82)
Net asset value, end of period	$24.05		$25.05	$29.12	$29.05	$25.43	$22.63
TOTAL RETURN	6.54	%(1)	(3.38%)	10.44%	26.63%	22.38%	2.03%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,087,483		1,243,777	1,407,840	1,259,158	1,118,501	945,991
Ratio of expenses to average net assets	1.14	%(2)	1.17%	1.18%	1.19%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets	(0.07%	)(2)	0.04%	0.14%	0.26%	0.38%	0.13%
Portfolio turnover rate	10%		29%	33%	24%	43%	26%

(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

							For the
	(Unaudited)						Period from
	For the Six Month						December 31,
	Period Ending						2010* to
	March 31,		Years Ended September 30,				September 30,
	2016		2015	2014	2013	2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$27.63		$28.64	$26.34	$22.12	$18.06	$20.00
Income from investment operations:
Net investment income	0.09		0.25	0.30	0.25	0.22	0.16
Net realized and unrealized
gains (losses) on investments	1.46		(0.30)	2.74	4.29	4.00	(2.10)
Total from investment operations	1.55		(0.05)	3.04	4.54	4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.51)		(0.58)	(0.19)	(0.08)	(0.16)	—
Distributions from net realized gains	(0.01)		(0.38)	(0.55)	(0.24)	—	—
Total from distributions	(0.52)		(0.96)	(0.74)	(0.32)	(0.16)	—
Net asset value, end of period	$28.66		$27.63	$28.64	$26.34	$22.12	$18.06
TOTAL RETURN	5.66	%(1)	(0.19%)	11.74%	20.87%	23.52%	(9.70%	)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	3,442,745		2,305,968	474,358	137,906	67,316	13,514
Ratio of expense to average net assets:
Before expense reimbursement	0.94	%(2)	0.98%	1.03%	1.15%	1.45%	2.91	%(2)
After expense reimbursement	0.94	%(2)	0.98%	1.00%	1.00%	1.00%	1.00	%(2)
Ratio of net investments income
(loss) to average net assets:
Before expense reimbursement	0.64	%(2)	0.87%	1.05%	0.89%	0.62%	(0.86%	)(2)
After expense reimbursement	0.64	%(2)	0.87%	1.08%	1.04%	1.07%	1.05	%(2)
Portfolio turnover rate	7%		9%	22%	21%	20%	12	%(1)

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, and the FMI International Fund (collectively, the “Funds” or, individually, a “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”), the FMI Common Stock Fund (the “Common Stock Fund”), and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). The Company was incorporated under the laws of Maryland on September 5, 1996. The Large Cap Fund commenced operations on December 31, 2001 and the International Fund commenced operations on December 31, 2010. The Common Stock Fund is the successor to the FMI Common Stock Fund, the sole series of FMI Common Stock Fund, Inc. (the “Predecessor Common Stock Fund”). The reorganization was effective as of January 31, 2014, and the Common Stock Fund is the accounting survivor of the reorganization. The Predecessor Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981. Both the Large Cap Fund and the International Fund are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Common Stock Fund is registered as a diversified open-end management investment company under the Act. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies. The Large Cap Fund and Common Stock Fund are both currently closed to new investors.

(a)
Each security, excluding short-term investments, is valued at the current day last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the close price, if not close, then at the latest bid price. Unlisted equity securities for which market quotations are readily available are valued at the close price, if not close, then at the most recent bid price. Foreign securities are valued on a basis of quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors (“Board”). The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board utilizes a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of March 31, 2016, there were no securities that were internally fair valued. Short-term investments with maturities of 60 days or less were valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of March 31, 2016, based on the inputs used to value them:

		Large Cap Fund	Common Stock Fund	International Fund	International Fund
		Investments	Investments	Investments	Other Financial
Valuation Inputs		in Securities	in Securities	in Securities	Instruments*
Assets:
Level 1 —	Common Stocks	$7,191,591,280	$1,017,187,253	$653,529,487	$—
Level 2 —	Common Stocks	—	—	2,162,370,172	—
	Preferred Stocks	—	—	165,787,774	—
	Short-Term Commercial Paper	407,100,000	53,500,000	279,500,000	—
	Short-Term U.S. Treasury Securities	—	—	299,978,750	—
	Forward Currency Contracts	—	—	—	2,678,573
	Total Level 2	407,100,000	53,500,000	2,907,636,696	2,678,573
Level 3 —		—	—	—	—
Total Assets		7,598,691,280	1,070,687,253	3,561,166,183	2,678,573
Liabilities:
Level 2 —	Forward Currency Contracts	—	—	—	(69,189,425)
Total		$7,598,691,280	$1,070,687,253	$3,561,166,183	$(66,510,852)

*	Other financial instruments are derivative instruments, specifically forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the reporting period. There were no transfers between levels during the six month period ending March 31, 2016.
See the Schedules of Investments for investments detailed by industry classifications.
(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. On a quarterly average there were fifteen forward currency contracts outstanding during the six month period ending March 31, 2016. These contracts are not subject to master netting agreements.

The fair value of the forward currency contracts as of March 31, 2016 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		(Liability) Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Unrealized appreciation	$2,678,573	Unrealized depreciation	$(69,189,425)
contracts	on forward currency		on forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2016 by the International Fund are recorded in the following locations on the statement of operations:

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

		Realized		Unrealized
	Location	Gain	Location	Loss
Forward currency	Net realized gain on forward	$65,389,937	Net change in unrealized	$(75,658,867)
contracts	currency contracts		depreciation on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
The Funds may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. The Funds did not hold any restricted securities as of March 31, 2016.

(g)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(h)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund, Common Stock Fund and International Fund and Federal and the state of Wisconsin for the Predecessor Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2016, open Federal tax years include the prior three fiscal tax years ended September 30, 2015.  The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —
The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.

Pursuant to current Investment Advisory Agreements, effective as of January 1, 2016, the Adviser is entitled to receive a fee.  The fee is computed and payable at the end of each month.  The following annual percentages of each Fund’s average daily net assets are used:

•	FMI Large Cap Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.
•
FMI Common Stock Fund: 0.95% of the assets from $0 - $500 million; 0.90% of the assets from $500 million - $1.0 billion; 0.85% of the assets from $1.0 - $1.5 billion; and 0.80% of the assets over $1.5 billion.

•
FMI International Fund: 0.75% of the assets from $0 - $2.5 billion; 0.70% of the assets from $2.5 - $5.0 billion; 0.65% of the assets from $5.0 - $10.0 billion; and 0.60% of the assets over $10.0 billion.

Prior to January 1, 2016, the Adviser was entitled to receive a fee at an annual rate of 0.75% of the average daily net assets of the FMI Large Cap Fund and FMI International Fund, and a fee at an annual rate of 1.00% of the average daily net assets of the FMI Common Stock Fund.

The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund. In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets. For the six month period ending March 31, 2016 there were no contractual or voluntary reimbursements required for the Funds.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties — (Continued)

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2016, no such expenses were charged to the shareholders of either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2016, two financial intermediaries are the record owners of approximately 7% and 5% of the Large Cap Fund’s shares and one financial intermediary is record owner of approximately 17% of the Common Stock Fund’s shares.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Company a $675,000,000 Umbrella credit facility, pursuant to a Loan Agreement (“Agreement”) effective June 4, 2015 for the FMI Funds, Inc. for the purposes of having cash available to satisfy redemption requests. Principal is due not more than 45 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the Bank’s current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the borrowing Fund. During the six month period ending March 31, 2016, none of the Funds borrowed against the Agreement. The new Credit Agreement is subject to renewal on June 3, 2016.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On December 18, 2015, the following distributions were declared and paid on December 18, 2015 to shareholders of record of the respective Funds on December 17, 2015:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income	$85,598,665	$—	$48,019,577
Per Share Amount	$0.20835660	$—	$0.51200782
Short-Term Realized Gain	$67,881,062	$—	$—
Per Share Amount	$0.16523	$—	$—
Long-Term Realized Gain	$688,933,415	$118,034,018	$536,796
Per Share Amount	$1.67694	$2.45733	$0.00572

(5)	Investment Transactions —
For the six month period ending March 31, 2016, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$316,357,631	$109,640,619	$1,080,348,518
Sales	1,590,315,610	268,149,203	161,396,519

(6)	Income Tax Information —
The following information for the Funds is presented on an income tax basis as of September 30, 2015.

				Net Unrealized
		Gross	Gross	Appreciation	Distributable	Distributable	Other
	Cost of	Unrealized	Unrealized	(Depreciation)	Ordinary	Long-Term	Accumulated
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains	Losses
Large Cap Fund	$7,226,454,645	$1,789,432,954	$(522,663,016)	$1,266,769,938	$127,127,844	$640,576,359	$—
Common
Stock Fund	1,109,440,158	219,893,239	(85,187,629)	134,705,610	—	111,161,474	(1,078,793)
International Fund	2,425,937,225	98,966,562	(239,758,770)	(140,792,208)	45,281,828	—	(5,875,028)

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2016 (Unaudited)

(6)	Income Tax Information — (Continued)
The tax components of dividends paid during the six month period ending March 31, 2016 and the year ended September 30, 2015 are:

	March 31, 2016		September 30, 2015
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Distributions	Distributions	Distributions	Distributions
Large Cap Fund	$153,479,727	$688,933,415	$119,478,849	$817,183,689
Common Stock Fund	—	118,034,018	17,981,931	141,120,698
International Fund	48,049,577	536,796	19,187,706	4,989,948

For tax purposes, the Common Stock Fund is permitted to defer into its next fiscal year $1,078,793 of late year losses and the International Fund is permitted to defer into its next fiscal year $10,688,240 of post-October losses.

FMI Funds
ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. It will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds
EXPENSE EXAMPLE

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2015 through March 31, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Actual Beginning Account Value 10/01/15	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 3/31/16	$1,070.20	$1,065.40	$1,056.60

Actual Expenses Paid During Period* 10/01/15-3/31/16	$4.76	$5.89	$4.83

Hypothetical Beginning Account Value 10/01/15	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 3/31/16	$1,020.40	$1,019.30	$1,020.30

Hypothetical Expenses Paid During Period* 10/01/15-3/31/16	$4.65	$5.76	$4.75

Annualized Expense Ratio*	0.92%	1.14%	0.94%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between October 1, 2015 and March 31, 2016).

FMI Funds
ADVISORY AGREEMENTS

Fiduciary Management, Inc. (the “Adviser”) is responsible for management of the investment portfolios of the FMI Common Stock Fund, the FMI Large Cap Fund, and the FMI International Fund (collectively the “Funds”, or the, “Fund”), and for overall management of the Funds’ business and affairs pursuant to investment advisory agreements between FMI Funds, Inc., on behalf of each Fund, and the Adviser.  The Directors of the Funds held a meeting of the Board of Directors on December 18, 2015 at which meeting they gave consideration to information bearing on the continuation of the investment advisory agreements for the Funds.  At this meeting, the directors had ample opportunity to consider matters they deemed relevant in considering the approval of the advisory agreements, and to request any additional information they considered reasonably necessary to their deliberations, without undue time constraints.  The Directors held a second meeting on December 23, 2016 at which the Directors unanimously approved the continuation of the investment advisory agreements, as amended to include breakpoints, for the Funds.

In advance of the meetings, the Adviser sent detailed information to the Directors to assist them in their evaluation of the investment advisory agreements.  This information included, but was not limited to, a memorandum from Fund counsel that summarized the legal standards applicable to the Directors’ consideration of the advisory agreements; information regarding the Adviser’s personnel and investment process; detailed comparative information relating to the Funds’ management fees and other expenses of the Funds; information regarding fees paid and other payments; information on the Adviser’s profitability; financial information about the Adviser; information about brokerage commissions; detailed comparative information relating to the Funds’ performance; information about sales and redemptions of the Funds; information about amounts paid to financial intermediaries; information about the Funds’ compliance program; and other information the Directors believed was useful in evaluating the approval of advisory agreements.

As part of the process of approving the continuation of the investment advisory agreements, the Directors reviewed the fiduciary duties of the Directors with respect to approving the advisory agreements and the relevant factors for the Directors to consider.  The members of the Board of Directors who are not deemed “interested persons” (as that term is defined by the Investment Company Act of 1940) of the Funds (the “Independent Directors”) were assisted in their evaluation of the advisory agreements and the factors that they deemed to be material, including those factors described below, by independent legal counsel, from whom they received separate legal advice and with whom they met separately in executive session.

All of the factors discussed by the Directors were considered as a whole, and were considered separately by the Independent Director, meeting in executive session.  The factors were viewed in their totality by the Directors, with no single factor being the principal or determinative factor in the Directors’ determination of whether to approve the continuation of the investment advisory agreements.  The Directors recognized that the management and fee arrangements for the Funds are the result of years of review and discussion between the Independent Directors and the Adviser, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Directors’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the investment advisory agreements, the Directors and the Independent Directors in executive session considered, among other items:

•
The nature and quality of the investment advisory services provided by the Adviser, including the Adviser’s organization and operations, financial condition and stability and ownership structure; and the terms of the investment advisory agreements and how the services performed by the Adviser under the advisory agreements differ from those performed for other investment companies and accounts.

•	A comparison of the fees and expenses of the Funds to other similar funds, including a comparison of the Funds’ total expenses and the total expense ratios.
•	A comparison of the fee structures of other accounts managed by the Adviser.
•	Whether economies of scale are recognized by the Funds, and whether breakpoints are appropriate.
•	The costs and profitability of the Funds to the Adviser.
•	The independence, expertise, care, and conscientiousness of the Board of Directors.
•	Short-term and long-term investment performance of the Funds, including the past 1, 3, 5 and 10 year periods, including a comparison of performance to various benchmark indices and peer universes.

FMI Funds
ADVISORY AGREEMENTS (Continued)

•	The other benefits to the Adviser from serving as investment adviser to the Funds (in addition to the advisory fee).

The material considerations and determinations of the Board of Directors, including all of the Independent Directors, are as follows:

Nature and Quality of Investment Advisory Services

The Directors noted that the Adviser supervises the investment portfolios of the Funds, directing the day-to-day management of the Funds’ portfolios, including the purchase and sale of investment securities.  All investment decisions are made by a Portfolio Management Committee (“PMC”), and the Directors noted that the nature of the investment process employed by the PMC is team-based and is highly research intensive, utilizing primarily in-house, fundamental research.

The Directors then discussed staffing at the Adviser, and concluded that the Adviser is well staffed to conduct the research needed to meet the investment objectives of the Funds.  They also considered the background and experience of the Adviser’s senior management and expertise of, and the amount of attention given to the Funds by investment personnel of the Adviser.  In addition, the Directors considered the quality of the material service providers to the Funds, who provide administrative and distribution services on behalf of the Funds and are overseen by the Adviser, and the overall reputation and capabilities of the Adviser.

Based on the Directors’ review, the Directors believe that the Adviser provides high quality services to the Funds.  The Directors concluded that the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser were appropriate and consistent with the terms of the investment advisory agreements, and that the nature and extent of the services provided by the Adviser are appropriate to assure that each Fund’s operations are conducted in compliance with applicable laws, rules and regulations.

Comparative Fees and Expenses

The Directors discussed with management the variables, in addition to the management fees, such as administrative and transaction fees, that impact costs to the shareholders of the Funds.  They then reviewed a comparison of the Funds’ expense ratios to other similar funds.  The Directors ensured that they understood and were comfortable with the criteria used by the Adviser to determine the mutual funds that make up the peer universes for comparison purposes.

The Directors concluded that the Funds’ fee structures are reasonable in relation to the nature and quality of the services provided, and are reasonable when compared to the peer universe and the Morningstar categories.

Comparison of Fee Structures of Other Accounts

The Directors discussed the distinction between the services performed by the Adviser for institutional separate accounts or sub-advised mutual funds and those performed by the Adviser for the Funds.  They noted that the management of the Funds involves more comprehensive and substantive duties than the management of institutional separate accounts or sub-advised funds.

The Directors concluded that the services performed by the Adviser for the Funds require a higher level of service and oversight than the services performed by the Adviser for institutional separate accounts or sub-advised mutual funds.  Based on this determination, the Directors concluded that the fees paid by the Funds to the Adviser are reasonable in relation to the nature and quality of the services provided and in comparison to the fees charged and the array of services offered to other clients of the Adviser, including its institutional separate accounts and sub-advised mutual funds.

Economies of Scale

The Directors discussed with management whether economies of scale are recognized by the Funds.  They noted that as Fund assets grow, certain fixed costs are spread over the larger asset base, which may lead to some economies of scale.  On the other hand, the Directors noted that many of the Funds’ expense are subject to diseconomies of scale.  For example, the intermediary service fees generally increase as the Funds’ assets grow.

The Directors also noted that as a Fund’s assets have risen over the last six fiscal years, the Fund’s expense ratio has fallen, primarily as a consequence of the Adviser’s renegotiation of service contracts on behalf of the Funds.  The Directors concluded that shareholders of the Funds have benefitted from decreased costs as the Funds’ assets have increased, primarily as a result of the Adviser’s efforts to control and reduce expenses.

FMI Funds
ADVISORY AGREEMENTS (Continued)

The Directors then discussed the proposed breakpoints with the Adviser.  They noted that the proposed breakpoints would ensure that the expense ratio of each Fund would be average when compared to other comparable mutual funds.  The Directors also noted that the breakpoints would result in the Funds being less profitable to the Adviser, and would result in a reasonable sharing of any economies of scale that the Funds might experience.  They concluded that the breakpoints were appropriate and reasonable.

Costs and Profitability

The Directors discussed the Adviser’s team-oriented approach, noting that all personnel are working on behalf of all the Adviser’s clients, including each Fund.  They then discussed the Adviser’s profitability and the impact of intermediary service fees on the profitability.  As part of this discussion, the Directors noted that the pre-tax margins were generally comparable to that of publicly traded investment advisers.  The Directors also considered the resources and revenues that the Adviser has put into managing and distributing the Funds, and concluded that the level of profitability realized by the Adviser from its provision of services to the Funds is reasonable.

Performance

The Directors discussed the performance of the Funds for different time periods compared both to various benchmark indices and peer universes.  They noted that at each quarterly meeting, the Directors review reports comparing the investment performance of the Funds to various indices.  Based on the information provided at this meeting and the information and quarterly discussions regarding the Funds’ investment performance, the Directors believe that the Adviser manages the Funds in a manner that is materially consistent with their stated investment objective and style.  The Directors concluded that each Fund’s performance (including absolute performance and outperformance of peers and relevant benchmarks over long-term periods) or other relevant factors supported continuation of the investment advisory agreements.  Where performance had lagged that of a relevant peer group or benchmark for certain recent periods, the Directors concluded that other factors relevant to performance supported continuation of the advisory arrangements.

Fall-Out Benefits

The Directors considered other benefits to the Adviser from serving as adviser to the Funds (in addition to the advisory fee).  The Directors concluded the primary fall-out benefits for the Adviser include: (1) the potential conversion of Fund shareholders to separate account clients, (2) the acquisition of research products and services in return for brokerage commissions paid by the Funds (“soft dollars”) and (3) reputational benefits as a result of its association with the Funds.  With regard to the brokerage commissions, the Directors determined that trades were executed in a manner designed to obtain best execution.  The Directors concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable, noting that, although the Adviser may derive such additional benefits, the Funds also could benefit from potential institutional shareholders who might choose to invest in the Funds because they want the Adviser’s services, but do not meet minimum separate account size requirements, and that the Funds could benefit from the Adviser’s use of soft dollars generated with respect to its separate account clients, and from reputational benefits as a result of the Funds’ association with the Adviser.

After reviewing the factors discussed above, the material presented to the Directors, management’s presentation, the additional material regarding the breakpoints, as well as other information regularly provided at the quarterly meetings of the Board of Directors throughout the year regarding the quality of services provided by the Adviser, the performance of the Funds, expense information, regulatory compliance issues, trading information and related matters and other factors deemed relevant by the Board, the Directors, including all of the Independent Directors, approved the continuation of the investment advisory agreements with the proposed breakpoints to be put into effect.

FMI Funds
DISCLOSURE INFORMATION

Performance for Period Ended March 31, 2016
			Average Annual Total Returns
						Since	Inception
FUND / INDEX	3 Months[1]	1 Year	3 Year	5 Year	10 Year	Inception	Date
FMI Large Cap Fund	3.39%	-0.91%	9.90%	10.48%	7.82%	8.44%	12-31-01
S&P 500	1.35%	1.78%	11.82%	11.58%	7.01%	6.31%	12-31-01
FMI Common Stock Fund	5.44%	-4.03%	7.80%	8.28%	8.14%	11.86%	12-18-81
Russell 2000	-1.52%	-9.76%	6.84%	7.20%	5.26%	10.02%	12-18-81
FMI International Fund	1.67%	-2.78%	7.48%	9.53%	N/A	9.22%	12-31-10
MSCI EAFE Net (USD)	-3.01%	-8.27%	2.23%	2.29%	1.80%	2.83%	12-31-10
MSCI EAFE Net (LOC)	-6.52%	-11.17%	6.47%	6.20%	1.73%	6.10%	12-31-10

[1]	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

As of the Funds’ Prospectuses dated January 29, 2016, the FMI Large Cap Fund’s, FMI Common Stock Fund’s and FMI International Fund’s annual operating expense ratios are 0.87%, 1.07% and 0.98% respectively.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectus or Summary Prospectuses carefully before investing.

Please note the FMI Common Stock Fund and the FMI Large Cap Fund are currently closed to new investors.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks (which includes the potential for greater volatility and less financial resources than Large-Cap Companies), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability) and Liquidity Risk.

FMI International Fund: Stock Market Risk, Non-Diversification Risk (Non-Diversified funds are subject to higher volatility than funds that are invested more broadly), Value Investing Risk, Foreign Securities Risk (fluctuation of currency, different financial standards, and political instability), Geographic Concentration Risk, Currency Hedging Risk, Large Capitalization Companies Risk and Liquidity Risk.

For details regarding these risks, please refer to the Funds’ Prospectus or Summary Prospectuses dated January 29, 2016.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard & Poor’s Ratings Group designates the stock to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.

FMI Funds
DISCLOSURE INFORMATION (Continued)

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. Dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

The NASDAQ Biotechnology Index is a stock market index made up of securities of NASDAQ listed companies classified according to the Industry Classification Benchmark as either Biotechnology or Pharmaceuticals.

An investment cannot be made directly into an index.

Reference definitions found at Investopedia.com

EPS – Earnings per Share – The portion of a company’s profit allocated to each outstanding share of common stock.  Earnings per share serves as an indicator of a company’s profitability.

P/E ratio (forward 4 quarters) – Price to Earnings ratio (forward 4 quarters) is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. While the earnings used are just an estimate and are not as reliable as current earnings data, there is still a benefit in estimated P/E analysis. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

EBIT – Earnings Before Interest & Tax – An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EBITDA – Earnings Before Interest Taxes Depreciation and Amortization is essentially net income with interest, taxes, depreciation, and amortization added back to it, and can be used to analyze and compare profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – A valuation measure that compares the enterprise value of a company to the company’s sales. EV/sales gives investors an idea of how much it costs to buy the company’s sales.

P/B – Price to Book – A ratio used to compare a stock’s market value to its book value.

ROE – Return on Equity – The amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

ROI – Return on Investment – A performance measure used to evaluate the efficiency of an investment or to compare the efficiency of a number of different investments.

ROIC – Return on Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

SOTP – Sum of the Parts – Valuing a company by determining what its divisions would be worth if it was broken up and spun off or acquired by another company.

Distributed by: Rafferty Capital Markets, LLC ~ 1010 Franklin Avenue ~ Garden City, NY 11530

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FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
 www.fmifunds.com
 414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER	PAUL S. SHAIN
PATRICK J. ENGLISH

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
Milwaukee, Wisconsin	PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
DISTRIBUTOR
RAFFERTY CAPITAL MARKETS, LLC	LEGAL COUNSEL
Garden City, New York	FOLEY & LARDNER LLP
Milwaukee, Wisconsin

FMI Funds

1-800-811-5311
www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 11, 2016, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
The Registrant’s internal controls are periodically evaluated. There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing an exhibit. Not applicable

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By       /s/Ted D. Kellner
Ted D. Kellner, Principal Executive Officer

Date     April 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By       /s/Ted D. Kellner
Ted D. Kellner, Principal Financial Officer

Date     April 21, 2016